                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                      UNITED STATES LIME & MINERALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.
   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                [UNITED STATES LIME & MINERALS, INC. LETTERHEAD]



April 3, 2002


Dear Shareholders:

         You are cordially invited to attend the 2002 Annual Meeting of Shareholders at 10:00 a.m. on Friday, May 3, 2002, at the Crowne Plaza Suites, 7800 Alpha Road, Dallas, Texas, 75240. Please refer to the back of this letter for directions. The Meeting will be preceded by an informal reception starting at 9:30 a.m., at which you will have an opportunity to meet the Directors and Officers of the Company.

         Enclosed with this letter is a Notice of the Annual Meeting, Proxy Statement, and Proxy Card. I urge you to complete, sign, date, and mail the enclosed Proxy Card at your earliest convenience. Regardless of the size of your holdings, it is important that your shares be represented. If you attend the Meeting, you may withdraw your Proxy and vote in person. You may also withdraw your Proxy by submitting to the Company, prior to the Annual Meeting, a written notice of revocation.

         I look forward to meeting and speaking with you at the Annual Meeting on May 3, 2002.


                                          Sincerely,

                                          /s/ TIMOTHY W. BYRNE

                                          Timothy W. Byrne
                                          President and Chief Executive Officer

Enclosures

                       UNITED STATES LIME & MINERALS, INC.

              Directions to the 2002 Annual Meeting of Shareholders

                       Friday, May 3, 2002, at 10:00 a.m.

                               CROWNE PLAZA SUITES
                                 7800 ALPHA ROAD
                               DALLAS, TEXAS 75240


DIRECTIONS FROM DALLAS-FT. WORTH AIRPORT:

     o    Take the North exit from the airport

     o East on I-635 (Lyndon B. Johnson Freeway) o Exit at Coit Road, turning North (left) onto Coit

     o    Turn left at first intersection onto Alpha Road

     o    Hotel entrance is on the left before junction with Blossomheath Road

DIRECTIONS FROM DOWNTOWN DALLAS:

     o    North on North Central Expressway (U.S. 75)

     o    Exit at Coit Road (exit passes over U.S. 75 and joins Coit)

     o Continue North on Coit until you cross over I-635 (Lyndon B. Johnson Freeway)

     o    Turn left at first intersection onto Alpha Road

     o    Hotel entrance is on the left before junction with Blossomheath Road


          [MAP]                                 CROWN PLAZA SUITES
                                                7800 ALPHA ROAD
                                                DALLAS, TEXAS 75240

                [UNITED STATES LIME & MINERALS, INC. LETTERHEAD]


                  NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held On May 3, 2002


To the Shareholders of
         United States Lime & Minerals, Inc.:

         Notice is hereby given that the 2002 Annual Meeting of Shareholders of United States Lime & Minerals, Inc., a Texas corporation (the "Company"), will be held on Friday, the 3rd day of May, 2002, at 10:00 a.m., local time at the Crowne Plaza Suites, 7800 Alpha Road, Dallas, Texas 75240 (the "Annual Meeting"), for the following purposes:

         1. To elect six directors to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified; and

         2. To transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

         Information regarding the matters to be acted upon at the Annual Meeting is contained in the Proxy Statement accompanying this Notice.

         The Board of Directors has fixed the close of business on March 22, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. A complete list of such shareholders will be available for inspection during usual business hours for ten days prior to the Annual Meeting at the office of the Company in Dallas, Texas.

         All shareholders are cordially invited to attend the Annual Meeting. SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY PLAN TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY CARD AND TO RETURN IT PROMPTLY IN THE POSTAGE-PAID RETURN ENVELOPE PROVIDED. A shareholder who has returned a Proxy Card may withdraw the Proxy by sending the Company a written notice of revocation or by attending the Annual Meeting and voting in person.


                                       By Order of the Board of Directors,

                                       /s/ TIMOTHY W. BYRNE

                                       Timothy W. Byrne
                                       President and Chief Executive Officer

Dallas, Texas
April 3, 2002

                [UNITED STATES LIME & MINERALS, INC. LETTERHEAD]



                                 PROXY STATEMENT
                                       FOR
                       2002 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 3, 2002

                                  INTRODUCTION

         The accompanying form of proxy (the "Proxy Card"), mailed together with this proxy statement (the "Proxy Statement"), is solicited by and on behalf of the Board of Directors of United States Lime & Minerals, Inc., a Texas corporation (the "Company"), for use at the 2002 Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the time and place and for the purposes set forth in the accompanying Notice. The approximate date on which this Proxy Statement and the Proxy Card were first sent to shareholders of the Company is April 3, 2002.

         Shares of the Company's common stock, par value $0.10 per share (the "Common Stock"), represented by valid Proxy Cards, duly signed, dated, and returned to the Company and not revoked, will be voted at the Annual Meeting in accordance with the directions given. In the absence of directions to the contrary, such shares will be voted:

         FOR the election of the six nominees named in the Proxy Card to the Board of Directors of the Company.

         If any other matter is properly brought before the Annual Meeting for action at the Meeting, which is not currently anticipated, the persons designated to serve as proxies will vote on such matters in accordance with their best judgment.

         Any shareholder of the Company returning a Proxy Card has a right to withdraw the Proxy at any time before it is exercised by attending the Annual Meeting and voting in person or by giving written notice of such revocation to the Company addressed to Timothy W. Byrne, President and Chief Executive Officer, United States Lime & Minerals, Inc., 13800 Montfort Drive, Suite 330, Dallas, Texas 75240; however, no such revocation shall be effective unless such notice of revocation has been received by the Company at or prior to the Annual Meeting.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

         Only holders of record of Common Stock at the close of business on March 22, 2002, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The presence of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. On the record date for the Annual Meeting, there were issued and outstanding 5,799,845 shares of Common Stock. At the Annual Meeting, each shareholder of record on March 22, 2002 will be entitled to one vote for each share of Common Stock registered in such shareholder's name on the record date.

         The following table sets forth, as of March 22, 2002, information with respect to shareholders known to the Company to be the beneficial owners of more than five percent of the issued and outstanding shares of Common Stock:


Name and Address                         Number of Shares       Percent
of Beneficial Owner                      Beneficially Owned     of Class
---------------------------              ------------------   ------------
Inberdon Enterprises Ltd.                     3,478,390(2)           59.97%(2)
1020-789 West Pender Street
Vancouver, British Columbia
Canada V6C 1H2 (1)

Robert S. Beall                                480,439(2)            8.28%(2)
5300 Miramar Lane
Colleyville, Texas 76034


----------

(1) Inberdon Enterprises Ltd. ("Inberdon") is principally engaged in the acquisition and holding of securities of aggregate producing companies located in North America. All of the outstanding shares of Inberdon are held, indirectly through a number of private companies, by Mr. George
         M. Doumet.

(2) In the case of Inberdon, based on the Company's records as of March 22, 2002. In the case of Robert S. Beall, based on his Schedule 13G received by the Company on February 13, 2002 reporting shares as of December 31, 2001. Assuming Robert S. Beall continues to own 480,439 shares on March 22, 2002, such shares would represent 8.28% of the class as of such date.

            SHAREHOLDINGS OF COMPANY DIRECTORS AND EXECUTIVE OFFICERS

         The table below sets forth the number of shares of Common Stock beneficially owned, as of March 22, 2002, by all directors and named executive officers of the Company individually and all directors and executive officers as a group:

                                            Number of Shares             Percent
Name                                        Beneficially Owned(1)        of Class (1)
----                                        ------------------           --------
John J. Brown                                     --                         --
Timothy W. Byrne                              52,845 (2)(4)(5)               (6)
Richard W. Cardin                              2,000                         (6)
Antoine M. Doumet                                 -- (3)                     --
Wallace G. Irmscher                            9,000                         (6)
Edward A. Odishaw                              8,900                         (6)
Johnney G. Bowers                             22,493 (2)(4)                  (6)
Billy R. Hughes                               61,312 (2)(4)                1.06%
Richard D. Murray                             33,500 (2)(4)                  (6)

All Directors
  and Executive Officers
  as a Group (9 persons)                     190,050 (2)(4)(5)             3.28%

----------

(1) All shares are directly held with sole voting and dispositive power unless otherwise indicated.

(2) Includes 6,845, 493, 3,860, and 500 shares allocated to Messrs. Byrne, Bowers, Hughes, and Murray, respectively, under the Company's Employee Stock Ownership Plan ("ESOP"), which was merged with the Company's 401(k) profit-sharing plan effective July 31, 1999.

(3) The named individual is the brother of Mr. George M. Doumet, who indirectly owns all the outstanding shares of Inberdon.

(4) Includes the following shares subject to stock options exercisable within the next 60 days granted under the 1992 Stock Option Plan (the "1992 Plan"): Mr. Byrne, 30,000; Mr. Bowers, 22,000; Mr. Hughes,
         52,000; and Mr. Murray, 33,000.

(5) Does not include 50,000 shares subject to stock options granted under the 2001 Long-Term Incentive Plan (the "2001 Plan") to Mr. Byrne in June 2001.

(6)      Less than 1%.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         Six directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to serve until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified. All of the nominees are currently directors of the Company.

         Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors at the Annual Meeting. The Company's Restated Articles of Incorporation prohibit cumulative voting for the election of directors. All duly submitted and unrevoked Proxy Cards will be voted FOR the nominees selected by the Board of Directors except where authorization so to vote is withheld. Votes withheld and broker non-votes are not counted in the election of directors.

         The Board of Directors recommends that all shareholders vote "FOR" the election of all such nominees. If any nominee should become unavailable for election for any presently unforeseen reason, the persons designated to serve as proxies will have full discretion to vote for another person nominated by the Board.



                              NOMINEES FOR DIRECTOR

         The six nominees for director are named below. Each has consented to serve as a director if elected. Set forth below is pertinent information with respect to each nominee:

JOHN J. BROWN

         Mr. Brown, age 69, has served as a director of the Company since July 1993. Mr. Brown is a director and President of Pacific Opportunity Company Ltd., a financial consulting and merchant banking firm located in Vancouver, Canada. He is a director of several public and private firms. From 1990 to 1993, he served as a director and chief financial officer of an "LTL" transportation firm in Western Canada. From 1984 to 1990, Mr. Brown was an investment advisor with a Canadian brokerage firm. Mr. Brown is a Chartered Accountant and was a senior partner with the public auditing firm of Deloitte & Touche, Chartered Accountants, in Vancouver, Canada.

TIMOTHY W. BYRNE

         Mr. Byrne, age 44, rejoined the Company on December 8, 2000 as its President and Chief Executive Officer, positions he previously held during 1997 and 1998. Mr. Byrne has served the Company as a director since 1991, and served as Chief Financial Officer and Senior Vice President or Vice President of Finance and Administration from 1990 to 1998. Prior to rejoining the Company in 2000, Mr. Byrne was President of Rainmaker Interactive, Inc., an Internet services and communications company focused on strategy, marketing, and technology. Prior to joining the Company in 1990, Mr. Byrne was a partner at a consulting and accounting firm in Washington, D.C.

RICHARD W. CARDIN

         Mr. Cardin, age 66, has served as a director of the Company since August 1998. He is a consultant and retired partner of Arthur Andersen LLP since 1995, having spent 37 years with that firm. He was Office Managing partner with Arthur Andersen LLP in Nashville, Tennessee from 1980 until 1994. He is a member of the Board of Directors of Atmos Energy Corporation.

ANTOINE M. DOUMET

         Mr. Doumet, age 42, has served as a director of the Company since July 1993 in the capacity of Vice Chairman. He is a private businessman and investor. From 1989 to 1995, he served as a director of MELEC, a French electrical engineering and contracting company. From 1988 to 1992, Mr. Doumet served as vice president and a director of Lebanon Chemicals Company. Mr. Doumet is the brother of Mr. George M. Doumet, who indirectly owns all of the outstanding shares of Inberdon.

WALLACE G. IRMSCHER

         Mr. Irmscher, age 79, has served as a director of the Company since July 1993. He was a senior executive with 44 years of diversified experience in the construction and construction materials industry. Since 1995, he has served as a director of N-Viro International Corporation, a company involved in the recycling of industrial waste. He also serves as an advisory board member of U.S. Concrete, Inc., a producer of construction materials. He is past Chairman of the American Concrete Paving Association (ACPA) and is presently a Board member of National Ready Mix Concrete Association (NRMCA). Mr. Irmscher has performed consulting services for various companies in the cement, construction, and environmental industries.


EDWARD A. ODISHAW

         Mr. Odishaw, age 66, has served as a director and Chairman of the Board of the Company since July 1993. Mr. Odishaw is Chairman of Austpro Energy Corporation, a public Canadian corporation. Between 1964 and 1999, he practiced law in Saskatchewan and British Columbia, Canada, with emphasis on commercial law, corporate mergers, acquisitions, and finance. Between 1992 and 1999, Mr. Odishaw was a Barrister and Solicitor with the law firm of Boughton Peterson Yang Anderson, located in Vancouver, Canada. From 1972 to 1992, Mr. Odishaw was a Barrister and Solicitor with the law firm of Swinton & Company, Vancouver, Canada. Mr. Odishaw holds directorships in numerous companies in Canada. Mr. Odishaw is a member in good standing of the Law Society of British Columbia and the Canadian Bar Association and is a non-practicing member of the Law Society of Saskatchewan.


                               EXECUTIVE OFFICERS
                           WHO ARE NOT ALSO DIRECTORS



JOHNNEY G. BOWERS

         Mr. Bowers, age 55, joined the Company in June 1997 and has served as Vice President - Manufacturing since that date. He has over 25 years of engineering and operating experience. From May 1991 until he joined the Company, Mr. Bowers served as director of engineering with Chemical Lime Company. Prior to May 1991, Mr. Bowers held various senior process engineering and project manager positions in the mining and processing industry.


BILLY R. HUGHES

         Mr. Hughes, age 63, joined the Company in June 1973 and has served as Senior Vice President - Sales & Marketing since December 1998. He has more than 25 years of experience in the lime and limestone industry. Mr. Hughes began his employment with the Company as a salesperson for the Arkansas Lime plant. In 1978, he was promoted to sales manager for Arkansas Lime. In 1983, Mr. Hughes was appointed Vice President - Sales and Marketing for both Arkansas Lime and Texas Lime. Mr. Hughes is active in the National

         Lime Association, having served on its board of directors and executive committee for several years.


RICHARD D. MURRAY

         Mr. Murray, age 61, joined the Company in May 1995 and served as Vice President - Engineering until March 2001, when he was appointed Vice President and Plant Manager for Texas Lime Company. He has 34 years of experience in various management and engineering positions. Prior to joining the Company, he was Vice President - Operations for Lone Star Industries, Inc., a leading cement manufacturer.


                              CORPORATE GOVERNANCE

         The Company has adopted a policy for Corporate Governance which is broadly in line with the standards of The Nasdaq Stock Market, and commensurate with its size and stage of development.

         The Board consists of six directors, five of whom are independent within the meaning of the Nasdaq rules. The sixth is the Company's President and Chief Executive Officer. The Board meets at least four times each year, and more frequently as required, and is responsible for supervising the management of the business and affairs of the Company, including the development of major policy and strategy. The Board has a standing Executive Committee, Audit Committee, and Compensation Committee, but does not have a standing nominating committee.

         During the year ended December 31, 2001, the Board of Directors held six meetings, the Executive Committee held one meeting, the Audit Committee held two meetings, and the Compensation Committee held two meetings. During the year ended December 31, 2001, each director attended at least 75% of the aggregate of
(a) the total number of meetings held by the Board and (b) the total number of meetings held by all committees of the Board on which he served.

         Governance responsibilities are undertaken by the Board as a whole, with certain specific responsibilities delegated to the three Committees as described below:

     o The Executive Committee is composed of Messrs. Odishaw (Chairman), Doumet, and Byrne. Within the policy and strategic direction provided by the Board, the Executive Committee may exercise all of the powers of the Board, except those required by law to be exercised by the full Board, and is required to report to the Board on all matters considered and actions taken since the last meeting of the full Board.

     o The Audit Committee is composed of three independent directors, Messrs. Brown (Chairman), Cardin, and Irmscher, two of whom are accounting professionals. The Report of the Audit Committee is set forth below.

     o The Compensation Committee is composed of three independent directors, Messrs. Odishaw (Chairman), Cardin, and Doumet. The Compensation Committee is responsible for the evaluation, approval, and administration of salary, incentive compensation, bonuses, benefit plans, and other forms of compensation for the Company's officers and directors. The Compensation Committee is responsible for administering the United States Lime & Minerals, Inc. 2001 Long-Term Incentive Plan. The Report of the Compensation Committee follows the Report of the Audit Committee.

         Notwithstanding anything to the contrary, the following reports of the Audit Committee and the Compensation Committee and the Performance Graph set forth below shall not be deemed to be incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference. This information shall not otherwise be deemed to be filed under such Acts.


REPORT OF THE AUDIT COMMITTEE

As members of the Audit Committee, we assist the Board in fulfilling its responsibility to oversee the Company's financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling our oversight responsibilities, we review the audited financial statements in the Annual Report with management and the Company's independent auditors. The Committee and the Board of Directors also approve the selection of the Company's independent auditors.

For the year ended December 31, 2001, we discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, the financial statements, the audit, and the matters required to be reviewed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, we discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board.

We also discussed with the Company's independent auditors the overall scope and plans for their audit. We met with the independent auditors, with and without management present, to discuss the results of their audit.

As previously reported, in connection with the year-end close and audit for 2001, it was discovered that a former employee had embezzled significant funds from the Company over a four-year period. Upon discovery of the defalcations, we met with management and the Company's independent auditors; retained independent counsel to conduct a special investigation; and hired an accounting firm to review the Company's internal controls and make recommendations for improvements. As reported in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, the Company has restated the affected financial statements and adopted improvements to its internal controls and related systems.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.



                                          AUDIT COMMITTEE

                                          John B. Brown, Chairman

                                          Richard W. Cardin

                                          Wallace G. Irmscher

REPORT OF THE COMPENSATION COMMITTEE

As members of the Compensation Committee of the Board of Directors (the "Committee"), we have the responsibility for administering the executive compensation program of the Company. The Compensation Committee reviews and makes recommendations to the full Board of Directors regarding the base salaries and annual incentive compensation for executive officers, and administers the Company's 1992 Stock Option Plan (the "1992 Plan"), and the Company's 2001 Long-Term Incentive Plan (the "2001 Plan").

COMPENSATION POLICIES. The principal executive compensation policy of the Company, which is endorsed by the Committee, is to provide a compensation program that will attract, motivate, and retain persons of high quality and will support a long-standing internal culture of loyalty and dedication to the interests of the Company and its shareholders. In administering the executive compensation program, the Committee is mindful of the following principles and guidelines which are supported by the full Board:

Base salaries for executive officers should be competitive. A sufficient portion of annual compensation should be at risk in order to align the interests of executives with those of the shareholders of the Company. This variable part of annual compensation should reflect both individual and corporate performance. As a person's level of responsibility increases, a greater portion of total compensation should be at risk, and the mix of total compensation should be weighted more heavily in favor of stock-based compensation. Stock options provide executives long-term incentive and help align the interests of executives and shareholders in the enhancement of shareholder value.

As discussed elsewhere in this Proxy Statement, the Company has entered into employment agreements with Messrs. Bowers, Hughes, and Byrne. These agreements provide for an annual base salary, bonuses, the use of a Company car, reimbursement of business expenses, participation in the 401(k) profit-sharing plan, severance arrangements, and other benefits. The Committee has determined that such agreements are appropriate means to achieve the Company's overall compensation policies.

2001 COMPENSATION. The Company's executive compensation packages have three separate elements; consisting of base salary, annual incentive compensation, and long-term incentive compensation. The compensation packages of Mr. Byrne and the other executive officers are designed to be competitive within the industry and to provide incentives for both short- and long-term performance in line with the financial interests of the shareholders.

BASE SALARIES. The Committee determines levels of the executive officers' base salaries so as to be competitive with amounts paid to executives performing similar functions in comparable size non-durable manufacturing companies. The amount of each executive's annual increase in base salary, if any, will be based on a number of largely subjective factors, including the personal performance of such executive officer, the performance of the Company, cost-of-living increases, and such other factors as the Committee deems appropriate, including the individual's overall mix between fixed and variable compensation and between cash and stock-based compensation. Executive officers did not receive a raise in 2001.

ANNUAL INCENTIVE COMPENSATION. Each of the Company's executive officers is eligible to receive annual cash bonus awards based on determinations made by the Committee. Except in the case of Mr. Byrne, the Company has not adopted a formal annual bonus plan. Rather, the determination to pay a cash bonus, if any, is based on the Committee's subjective judgment with respect to the past performance of the individual, or on the individual's attainment of objective performance goals set by the Committee. In either such case, the bonus may be based on the specific accomplishments of the individual, or on the overall success of the Company. As a result of the Company's improved performance, the Committee awarded the following bonuses for 2001: Mr. Bowers, $2,000; Mr. Hughes, $10,000; and Mr. Murray, $10,000.

As described elsewhere in this Proxy Statement, Mr. Byrne's employment agreement provides for an objective annual cash bonus based on percentage increases in the Company's EBITDA (earnings before interest, taxes, depreciation, and amortization), as well as the possibility of a subjective cash bonus in the discretion of the Committee. For 2001, the increase in the Company's EBITDA resulted in Mr. Byrne's earning an objective bonus of $130,000. In addition, in recognition of the Company's improved financial performance in 2001, the successful completion of the Company's rights offering, the favorable resolution of various contractors disputes related to Phase I of the modernization and expansion project at Arkansas Lime, and other subjective factors, the Committee awarded Mr. Byrne a discretionary bonus of $45,000, for a total bonus of $175,000, for 2001.

LONG-TERM INCENTIVE COMPENSATION. The Committee also administers the 1992 Plan and the 2001 Plan to provide long-term incentives to its key employees, including executive officers. Grants are based on each individual's position within the Company, level of responsibility, past performance, and expectation of future performance. Mr. Byrne was granted an option for 30,000 shares on February 22, 2001, under the 1992 Plan. At the Annual Shareholders Meeting held on April 27, 2001, the shareholders approved the adoption of the 2001 Plan. Mr. Byrne was granted an option for 50,000 shares under the 2001 plan on June 30, 2001.

Internal Revenue Code of 1986 ("Code") Section 162(m) generally limits the corporate income tax deduction for compensation paid to certain named executive officers to $1 million per year, except for certain qualified and performance-based compensation. The Committee had not seen any need to adopt a policy with regard to qualifying bonus awards for tax deductibility under Code
Section 162(m), since Company cash compensation is well below the level at which this tax limitation would apply, and most of the Company's stock options granted previously were not subject to the limitation. Options that were granted in 1999 and thereafter under the 1992 Plan, as amended and restated in 1999, and that will be granted under the 2001 Plan are intended to constitute performance-based compensation not subject to the Code Section 162(m) limitation.



                                             COMPENSATION COMMITTEE


                                             Edward A. Odishaw, Chairman

                                             Antoine M. Doumet

                                             Richard W. Cardin

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and non-cash compensation for each of the last three fiscal years earned by the current President and Chief Executive Officer, and three other executive officers of the Company who earned salaries and bonuses in 2001 that exceeded $100,000:


                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                      ------------
                                           ANNUAL COMPENSATION         SECURITIES    ALL OTHER COMPENSATION
        NAME AND                      ------------------------------   UNDERLYING   -----------------------
   PRINCIPAL POSITION                 YEAR     SALARY       BONUS      OPTIONS(#)     401(k)        ESOP
-----------------------------------   ----   ----------   ----------  ------------  ----------   ----------
                                                             (1)       (2)(3)(4)       (5)           (6)
Timothy W. Byrne(7)                   2001   $  240,000           --       80,000   $    3,400           --
   President and Chief                2000   $   15,538           --           --           --           --
   Executive Officer                  1999   $   43,533   $   25,000           --   $    1,496           --

Johnney G. Bowers                     2001   $  141,965           --                $    2,921           --
   Vice President-                    2000   $  141,965   $    4,000           --   $    2,907           --
      Manufacturing                   1999   $  138,500   $    4,000       10,000   $    2,880   $    2,393

Billy R. Hughes                       2001   $  153,750           --           --   $    3,125           --
   Senior Vice President-             2000   $  153,750   $    5,000           --   $    3,122           --
        Sales and Marketing           1999   $  150,000   $    8,000       10,000   $    3,120   $    3,018

Richard Murray                        2001   $  107,625           --           --   $    2,261           --
   Vice President -                   2000   $  107,625   $    3,000           --   $    2,196           --
      Texas Lime                      1999   $  105,000   $    5,000       10,000   $    2,182   $    1,754

----------

(1)      Bonuses were earned in the previous year and paid in the year shown.

(2) All options granted pursuant to the 1992 Plan, except for an option for 50,000 shares granted under the 2001 Plan.

(3) Mr. Byrne was granted options for 30,000 shares on February 22, 2001 at $5.50 per share, and for 50,000 shares on June 30, 2001 at $4.94 per share.

(4) Options granted in 1999 have an exercise price of $8.00. No options were granted in 2000.

(5)      Company contribution to defined contribution plan.

(6)      ESOP share allocation, valued at year-end market price of the Common
         Stock.

(7) Mr. Byrne was elected President and Chief Executive Officer on December 8, 2000.

       AGGREGATED OPTION EXERCISES IN LAST YEAR AND YEAR-END OPTION VALUES

         The following table sets forth information with respect to stock options exercised by the named executive officers during 2001 and the number and value of unexercised options held by such executive officers at year end:

                            Shares        Value             Number of Securities            Value of Unexercised
                         Acquired on     Realized     Underlying Unexercised Options       In-the-Money Options
        Name             Exercise (#)      ($)                 at Year-End (#)                 at Year-End ($)
----------------------- -------------- ------------- ---------------------------------- ----------------------------
                                                      Exercisable     Unexercisable     Exercisable  Unexercisable
                                                     -------------    -------------     -----------  ---------------
Timothy W. Byrne             --            --            30,000           50,000           4,800        36,000
Johnney G. Bowers            --            --            22,000                --           --            --
Billy R. Hughes              --            --            52,000                --          9,100          --
Richard D. Murray            --            --            33,000                --           --            --

----------


                 EXECUTIVE EMPLOYMENT AND TERMINATION AGREEMENTS

         The Company has employment agreements with Messrs. Bowers, Hughes and Byrne. Such employment agreements are designed to ensure that the Company will be able to attract, motivate, and retain highly qualified talent, which is critical to both the short- and long-term success of the Company.

         The employment agreements provide for a base salary to be reviewed annually. Mr. Byrne and the Company entered into an employment agreement as of December 8, 2000, which provides him with an annual base salary of $240,000. In addition to the base salary, the agreements for Messrs. Bowers and Hughes provide for a bonus to be determined by the Compensation Committee of the Board of Directors. In addition to the possibility of a discretionary bonus, Mr. Byrne's agreement provides that Mr. Byrne is eligible to receive an objective bonus determined by percentage increases in the Company's earnings before interest, taxes, depreciation, and amortization ("EBITDA"). In the event of a change of control of the Company, and Mr. Byrne's termination, Mr. Byrne may be entitled to bonuses, the amount of which will depend on the reason for and date of his termination in relation to the change in control. The employment agreements also provide for use of a Company car, reimbursement of business expenses, and participation in the Company's 401(k) profit-sharing plan. Participation in the Company's ESOP ceased on July 31, 1999 when the ESOP was merged with the 401(k) profit-sharing plan. In the case of Mr. Bowers, his severance payment would be six months' compensation. Mr. Hughes does not have a severance arrangement, but is generally entitled to one-year's notice before termination. Mr. Byrne is entitled to severance payments if he is terminated without cause. Mr. Hughes' and Mr. Byrne's agreements contain certain post-termination covenants not to compete. Mr. Bower's and Mr. Hughes' agreements have no expiration dates. Mr. Byrne's agreement expires on December 31, 2003, and is thereafter renewable for successive one-year periods, unless the agreement is terminated earlier by him or the Company.

         Pursuant to Mr. Byrne's employment agreement, the Company agreed to use its best efforts to cause Mr. Byrne to remain on the Board and to be appointed a member of the Executive Committee of the Board.

                            COMPENSATION OF DIRECTORS

         Directors who are not employees of the Company, other than the Chairman of the Board of Directors, are paid an annual retainer of $11,000 plus $600 per day on Company business. The Chairman of the Board is paid an annual retainer of $40,000 plus $800 per day on Company business.



                                PERFORMANCE GRAPH


         The graph below compares the cumulative five-year total shareholders' return on the Company's Common Stock with the cumulative total return on The Nasdaq Stock Market Index and a peer group consisting of Florida Rock Industries, Lafarge Corporation, Martin Marietta Materials, Inc., Oglebay Norton Company, and Puerto Rican Cement Company, Inc. The graph assumes that the value of the investment in the Company's Common Stock and each index was $100 on December 31, 1996, and that all dividends have been reinvested.


                            [PERFORMANCE GRAPH]


                   ASSUMES $100 INVESTED ON DECEMBER 31, 1996
                      ASSUMES DIVIDENDS REINVESTED THROUGH
                       FISCAL YEAR ENDED DECEMBER 31, 2001

                                        12/31/96       12/31/97        12/31/98       12/31/99       12/31/00       12/31/01
                                      -------------- -------------- --------------- -------------- -------------- --------------
U.S. LIME & MINERALS, INC.                $100          $ 85.40        $ 85.07         $ 83.22        $ 60.36        $ 69.57
PEER GROUP INDEX                          $100          $154.38        $221.25         $162.29        $158.93        $210.41
NASDAQ MARKET INDEX                       $100          $122.32        $172.52         $304.29        $191.25        $152.46

                              INDEPENDENT AUDITORS


         A summary of Ernst & Young LLP's fees billed to the Company for the year ended December 31, 2001 are as follows:

                  Audit fees:                                                   $       73,500

                  Information systems design and implementation                 $            0

                  Other fees:

                           Audit Related                                        $       31,000

                           Tax consulting and compliance services               $       29,080

                           Total Other fees                                     $       60,080


         The Audit Committee has considered the compatibility of nonaudit services with the auditors' independence.

         Audit fees include fees for the audit of the December 31, 2001 financial statements and related quarterly reviews performed during the year. Audit-related fees include typical assurance services that are excluded from the restrictive definition of audit fees.

         Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                                  OTHER MATTERS


         The Board does not intend to present any other matters at the Annual Meeting and knows of no other matters that will be presented. However, if any other matters properly come before the Annual Meeting, the persons designated as proxies on the enclosed Proxy Card intend to vote thereon in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS


         Shareholder proposals submitted to the Company under Securities and Exchange Commission ("SEC") Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company's Proxy Statement for its 2003 Annual Meeting of Shareholders must be received by the Company at its office in Dallas, Texas, addressed to Timothy W. Byrne, President and Chief Executive Officer of the Company, not later than November 3, 2002. Such Rule 14a-8 shareholder proposals must comply with SEC rules.

         The Company must receive notice of other matters, including non-Rule 14a-8 proposals, that shareholders may wish to raise at the 2003 Annual Meeting of Shareholders by January 17, 2003. If the Company does not receive timely notice of such other matters, the persons designated as proxies for such meeting will retain general discretionary authority to vote on such matters under SEC rules. Such notices should be addressed to Timothy W. Byrne, President and Chief Executive Officer of the Company.

         The costs of solicitation of Proxies for the Annual Meeting will be borne by the Company. Solicitation may be made by mail, personal interview, telephone, and/or telegraph by officers and regular employees of the Company who will receive no additional compensation therefor. The Company may specifically engage a firm to aid in the solicitation of Proxies, for which services the Company would anticipate paying a standard reasonable fee plus out-of-pocket expenses. The Company will bear the reasonable expenses incurred by banks, brokerage firms, and other custodians, nominees, and fiduciaries in forwarding proxy materials to beneficial owners.


                                     UNITED STATES LIME & MINERALS, INC.

                                     /s/ TIMOTHY W. BYRNE

                                     TIMOTHY W. BYRNE
Dallas, Texas                        President and Chief Executive Officer
April 3, 2002

                                                                               +

                                                     000000 0000000000 0   0000

  UNITED STATES LIME & MINERALS, INC.                000000000.000 ext
                                                     000000000.000 ext
                                                     000000000.000 ext
                                                     000000000.000 ext
                                                     000000000.000 ext
                                                     000000000.000 ext
  MR A SAMPLE
  DESIGNATION (IF ANY)                               000000000.000 ext
  ADD 1
  ADD 2                                              HOLDER ACCOUNT NUMBER
  ADD 3                                              C 1234567890          J N T
  ADD 4
  ADD 5                                              [BAR CODE]
  ADD 6

Use a black pen. Print in                            [X] Mark this box with an X if you have made
CAPITAL letters inside the grey    A B C  1 2 3  X       changes to your name or address details above.
areas as shown in this example.

================================================================================
ANNUAL MEETING PROXY CARD
================================================================================

[A] ELECTION OF DIRECTORS
The Board of Directors recommends a vote FOR all nominees in the Election of Directors.
                                      FOR   WITHHOLD   FOR ALL
                                      ALL     ALL      EXCEPT

01-J. J. Brown, 02-T. W. Byrne,       [ ]     [ ]        [ ]
03-R. W. Cardin, 04-A. M. Doumet,
05-W. G. Irmscher, 06-E. A. Odishaw


--------------------------------------------------------------
(Except nominee(s) written above.)


In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the Annual Meeting or any adjournment thereof.





[B] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND OF THE PROXY STATEMENT. Please sign exactly as name appears. Joint owners should each sign personally. Where applicable, indicate your official position or representative capacity.

Signature 1              Signature 2                       Date (dd/mm/yyyy)
---------------------    -----------------------------     ---------------------
                                                               /     /
---------------------    -----------------------------     ---------------------

[ ] A673                             1 U P X                                   +

================================================================================
         PROXY - UNITED STATES LIME & MINERALS, INC.
================================================================================

         PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Edward A. Odishaw and Timothy W. Byrne, and either of them, proxies, with power of substitution in each, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of UNITED STATES LIME & MINERALS, INC. standing in the name of the undersigned on March 22, 2002, at the Annual Meeting of Shareholders to be held on May 3, 2002, at the Crowne Plaza Suites, 7800 Alpha Road, Dallas, Texas 75240, and at any adjournment thereof, and especially to vote on the item of business specified below, as more fully described in the Notice of the Meeting dated April 3, 2002, and the Proxy Statement accompanying the same, the receipt of which is hereby acknowledged.

         YOU ARE ENCOURAGED TO RECORD YOUR VOTE ON THE FOLLOWING ITEMS OF BUSINESS TO BE BROUGHT BEFORE THE ANNUAL MEETING, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS'RECOMMENDATION. The proxies cannot vote your shares unless you sign, date, and return this Proxy Card. Remember, you can revoke this Proxy Card and vote in person by attending the Annual Meeting, or by submitting to the Company prior to the Annual Meeting, a written notice of revocation.

         YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN, AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

         (Continued and to be signed on reverse side.)